UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

LANTRONIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INDUSTRY LEADER IN SECURE
COMMUNICATIONS SOLUTIONS
Jerry Chase
Chief Executive Officer
Reagan Sakai
Chief Financial Officer
October 2010

 This presentation contains forward-looking statements, including statements concerning financial results, anticipated market growth, market size, market vision, product features and availability timing, competitive assessments, the Company’s expectations concerning its operating results for fiscal year 2011, first fiscal quarter 2011, and future revenues, margins and operating expenses. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements, including but not limited to: quarterly fluctuations in operating results; changing market conditions; government and industry standards; market acceptance of the Company’s products by its customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; court approval of settlements in significant litigation; unusual or unexpected expenses; cash usage; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see the Company's recent SEC filings, including its Form 10-K for the fiscal year ended June 30, 2010 and Form 10-Q for the fiscal quarters ended December 31, 2009 and
 March 31, 2010. Viewers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.
Safe Harbor Statement
October 2010 | Page * | © Lantronix 2010 - Confidential

Additional Information
• Additional Information
 Lantronix has filed a preliminary proxy statement and will file a definitive proxy statement and other relevant documents concerning the annual meeting with the Securities and Exchange Commission.
 Our stockholders are urged to read the definitive proxy statements when they become available, because they will contain important information. Stockholders may obtain, free of charge, copies of the definitive proxy statements (when they are available) and other documents filed by Lantronix with the Securities and Exchange
 Commission at the Securities and Exchange Commission’s website,
 www.sec.gov. In addition, documents filed with the Securities and
 Exchange Commission by Lantronix will be available free of charge from us.  Lantronix and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Lantronix against the alternative proxy proposed by
 TL Investment GmbH.

3

• Founded: 1989
• Headquarters: Irvine, CA
• Business Segment:
 Networking
 and Communications
• Fiscal Year End: June 30th
• Employees: 115
Company Overview
Fiscal Q4 2010 Highlights (Fiscal year end June 30th)
• Net Revenue of $11.8 million, up 4% YOY
• Non-GAAP net income of $169,000, or $0.02 per share
• Eighth consecutive quarter on non-GAAP net income
• Cash increased $938,000 to $10.1 million
Key Products
• Introduced AccessMyDevice™, a subscription-based
 service enabling equipment to be securely and
 remotely accessed behind firewalls from anywhere via
 a secure web browser.
The industry leader in secure communications solutions to
connect and control any type of equipment via the Internet
October 2010 | Page * | © Lantronix 2010 - Confidential

LANTRONIX

- Did not support strategy and growthplans
- Continuous GAAP and non-GAAP losses, aggregating $75 million and $35 million in that period

The New Strategy

- **CustomerdrivenProducts**
  - Products developed in partnership with customers and their needs
  - End-of-life for lackluster products
  - Early momentum for new products including XPort Pro, SpiderDuo, ManageLinx Platform, EDS1100/2100

The Future

- **AccessMyDevice**
  - Managed service with recurring revenue stream
  - Softwareonly, "in the cloud" solution
  - Spans all LTRX products, with built-in hooks to support competitive products and complementary technologies
- **HealthcareIndustryFocus.**

Our Path to Growth
Where We Were
2003 - 2007
• Lost Generation of Products.
 Period of failed products:
 o Did not meet customer
 needs
• Financials:
 o Negative cash flow
 o Limited liquidity reserves
 and options
• Strategic Issues.
 o Management team in
 disarray
 o Lack of unified strategy and
 vision
Where We Are
2008 - 2010
Where We’re Going
2010+
• Financial Stability
 o Reduced operating
 expenses
 o Increased gross margins
 o Non-GAAP profitability 8
 consecutive quarters
 o Improved cash position
 o Multi-billion dollar market
 opportunity with no category
 leader
 o Fits with existing product
 architecture
 o New hires: Medical industry
 veterans in sales, marketing,
 business development
 o Existing marquee medical
 customer base
October 2010 | Page * | © Lantronix 2010 - Confidential

LANTRONIX

accessmydevice

Applications
(vertical-specific software apps from OEMs / VARs)

Healthcare	Industrial	Security	Energy	IT / Data Center	Transportation	Government

Device Intelligence
Device diagnostics – Control & Automation – Status & Monitoring
Protocol Conversion - Upgrades & Configuration – Location & Tracking

Network Connectivity
Connection Set-up & Management – Device Access – Auditing – Traffic Management
Network Optimization – Encryption - Network Security/Authentication

Enablement Technology
Wireline – Wireless WAN – Wireless LAN – Wireless PAN

VALUE

Standards-based enterprise mechanisms
(SOA, XML, HL7, Web services, etc.) that allow
“backend” applications easy access to devices
Moving Up The Value Chain
October 2010 | Page * | © Lantronix 2010 - Confidential

What is AccessMyDevice.com?
 • Enterprise-grade, industrial strength remote access service.
 • “In the cloud” software-based solution
What does it do?
 • Allows users to easily and securely view, manage, control, and service virtually any PC, server, machine, or electronic device from a web browser.
Benefits
 •  Reduced service costs
 •  Remote manageability from anywhere with Internet access
 •  Easier to manage and configure than VPN
 •  No reconfiguration of network
 •  No opening up of ports / Safer than port forwarding
 •  Easy to use
Who is it for?
 • Users: Business and technology professionals.
 • Industries: Designed to work across all industries, all company sizes, in any location around the world.
Business Model
 • Low-cost, on-demand monthly subscription service
October 2010 | Page * | © Lantronix 2010 - Confidential
AccessMyDevice - Value Proposition

accessmydevice.com
Lantronix
Microprocessing
Competitors

The Lantronix Solutions Architecture
External Products since 2009
Texas Instruments
Renesas
Others on a prioritized basis
Competitor 1
Competitor 2
Other existing / future comp
October 2010 | Page * | © Lantronix 2010 - Confidential
Embedded Products since 2009
All Future Products

Clients
Smart Phone
PC
Laptop
SSL
SSL
SSL
Cloud Storage
Google App Engine
AccessMyDevice
Portal
VIP Access - Secure Tunn
vip access
Device
RS-232
Microprocessor
/w VIPAccess

Ex: AccessMyDevice & Microprocessor
October 2010 | Page * | © Lantronix 2010 - Confidential

AccessMyDevice - Applications
• Robotic Welding Machines
• Industrial Packaging
• Power Industry - Renewable Energy Metering
• Utility Metering
• Gas Station Metering/Credit Card Processing
• Inventory tracking & environmental monitoring
• Industrial Software for Machine Tools
• Automotive - Design Factory PC Access
• Transportation/Security- Remote Access to X-RAY systems
• Medical - Remote access to sterilization equipment
October 2010 | Page * | © Lantronix 2010 - Confidential

2010	2011	2012	2013	2014	Total
ARRA	$1B	$3B	$4B	$4B	$5B	$17B
%Connect	7%	7%	7%	7%	7%	
SAM	$70M	$210M	$280M	$280M	$350M	$1.2B

National Health Expenditures[1], 1980 - 2018[2]

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Billions
80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18

Medical Market Opportunity Growth Drivers
• Aging population: 13,000 US adults turn 60 each day for the next 20 years
• Increased efficiency for medical care being driven by medical device and
 Health Information Technology investment ($225B for Hospital IT in 2009)
• American Recovery and Re-investment Act ($17B for Electronic Healthcare)
• Congressional Budget Office states total spending on health was 16% of
 GDP in 2007 and predicts 25% GDP by 2025
Source: Centers for Medicare & Medicaid
Services, Office of the Actuary. Data released
February 23, 2009.
Incremental Served Market
Opportunity
Medical Device Connectivity
October 2010 | Page * | © Lantronix 2010 - Confidential

+
+
Three key segments represent a
multi-billion dollar opportunity for
Lantronix
The Opportunity
October 2010 | Page * | © Lantronix 2010 - Confidential

Benefits of Health Information Technology Networks
• Lower rate of complications, mortality
• Lower overall healthcare costs
• Lower documentation time
• Improved documentation accuracy
• Doctors can be “many places at once,” and spend more time with patients
• Improved insurance claim process
• Reduce $150B in estimated annual fraud
• Ease of deploying Medical Equipment
• Better inventory maintenance and management
Improved care, lower costs!
October 2010 | Page * | © Lantronix 2010 - Confidential

Where we Participate - HIT Networks
Hospital Information Technology
(HIT) Network
Respiratory
Gateway
Infusion Pump
Gateway
Glucose Meter
Gateway
Patient Room
Proprietary
I/F
HL7 I/F
Proprietary
I/F
HL7 I/F
Hospital
Health Record System
Other
Hospital
Systems
Proprietary to
HL7 Gateway
Patient Room
Respiratory
Gateway
LTRX
Gateway
Device Server
or software
With Serial to HL7
Lantronix Confidential
October 2010 | Page * | © Lantronix 2010 - Confidential

Devices
HIT System
Making data
“Network-ready”
Making data
“Application-ready”
Delivering
“Actionable data”
LTRX
Device
Server
Middleware
Patient
Connectivity is being driven by demands for:
 » Electronic data capture for automated reporting
 » Patient safety:
 • Real-time applications (e.g. alarm forwarding, waveform / data forwarding to clinical staff)
 • Medication error reduction - wireless smart pumps with
 downloadable drug libraries
 • Data mining and reports
 » Asset tracking / remote service / remote diagnostics
 » Quality control / compliance
 » Interoperability for improved therapies
 » Clinical decision support
Driving Connectivity to the Point-of-Care
October 2010 | Page * | © Lantronix 2010 - Confidential

LTRX
EDS-MD

EDS-MD aggregatesthe deviceserver and middleware

Devices
HIT System
Making data
“Network-ready”
Making data
“Application-ready”
Delivering
“Actionable data”
LTRX
Device
Server
Patient
in wired or wireless environments (our “box” product)
Driving Connectivity to the Point-of-Care
October 2010 | Page * | © Lantronix 2010 - Confidential

LANTRONIX

BOSCH	ExxonMobil	hp	LIFESCAN	Hilton
GE Security	BOEING	CITRIX	GE Healthcare	FOXWOODS
Honeywell	FritoLay	IBM	Henry Ford Health System	Holiday Inn
ADT	PEPSI	Raritan.	gsk GlaxoSmithKline	Harrah's
Ingersoll Rand	Coca-Cola	NetApp	MAYO CLINIC	Sheraton
	bp	Sun microsystems	Bausch & Lomb

World Class Customer Base
Security (800+ customers)

Manufacturing (1,200+ customers)

IT / Data Center (1,100+ customers)

Medical (650+ customers)

Hosp & Leisure (100+ customers)

Over 2 million devices connected, across 10,000+ customers worldwide
October 2010 | Page * | © Lantronix 2010 - Confidential

Jerry Chase - President & CEO 20 years: Terayon Communications, Thales
  Broadcasting & Multimedia, Thales Broadcasting &
  Multimedia (USA)
Reagan Sakai - CFO 25 years: HyPerformix, VIEO, Crossroads Systems,
  McDATA, Exabyte, Maxtor, StorageTek

Keith Knight - VP, Operations 25 Years: Emulex, Aristos Logic, Tektronix

Daryl Miller - VP, Engineering 25 Years: Tektronix

Paul Pishal - VP, Product Mgmt. 25 years: Capgemini, H.I.G Ventures, Cisco
  Systems, Philips Electronics, Scientific-Atlanta

Anthony Shimkin - VP, Marketing 20 Years: Quidel, Cardinal Health, Alaris Medical
  Systems, Neoforma

Mitch Statham - VP, Sales 25 Years: SMSC, NEC, LSI Logic, BBL Industries,
  Lanier Business Products

Lew Solomon - Chairman of Board Chairman Harmonic (HLIT); Chairman Anadigics (ANAD)

Experienced Leadership
October 2010 | Page * | © Lantronix 2010 - Confidential

• WW economy affected FY’09 revenue; however, reasons for
 optimism
 – FY’10 has stabilized and order rates continue to improve
 – Focused and flattened sales organization
 – New product introductions
 – Customer-driven partnerships, relationships, and product development
• Gross margin 50+%
 – Incremental revenue drives fixed overhead absorption
 – Further planned reductions in product cost and manufacturing spending
• Significant operating leverage
 – “Sticky” non-GAAP operating expenses
 – Non-GAAP targets: FY’11 5%-10%; FY12+ at 15+%
• Strong balance sheet
• Favorable valuation: Enterprise value at 60%-70% LTM revenue
Financial Summary
October 2010 | Page * | © Lantronix 2010 - Confidential

• Business Highlights:
 – Stabilized and increasing order rates in FY’10
 – Increased activity (evaluations, bids, request for pricing)
 • Project-related activity on the upswing
 • High level of interest and activity for XPort Pro
• FQ4’10 Financial Highlights: (fiscal year end June 30)
 – Revenue $11.8M, an increase of 4% YoY
 – Gross margin 50.8%, negatively impacted by increased costs for expedited freight due to product shortages
 • Component availability to CMs and FGI from CMs have been problematic as of late
 – Non-GAAP profit $169K; Eight consecutive quarters, 10 out of last 11
 – Cash increased $762,000 to $10.1 million in FQ4’10
FQ4’10 Highlights
October 2010 | Page * | © Lantronix 2010 - Confidential

$ in Millions
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
14.2
11.0
12.9
11.5
10.7
12.1
11.4
11.8
FQ1
FQ2
FQ3
FQ4

Quarterly Revenue
FY’09
FY’10
• FQ3’10 YOY growth of 13%; sequential growth of 6%
• FQ4’10 YOY growth of 4%
October 2010 | Page * | © Lantronix 2010 - Confidential

54.0%
52.0%
50.0%
48.0%
46.0%
44.0%
42.0%
40.0%
49.8%
51.3%
51.2%
50.5%
52.2%
52.0%
FY05
FY06
FY07
FY08
FY09
FY10

Gross Margin
$ in Millions
• Gross Margin % remains 50% plus
• GM expansion: fixed overhead absorption, product cost & spending reductions
October 2010 | Page * | © Lantronix 2010 - Confidential

LANTRONIX

$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
($4.7)
($1.4)
($0.5)
$0.1
$2.9
$1.6
FY05
FY06
FY07
FY08
FY09
FY10

Non-GAAP Profitability
$ in Millions
• Non-GAAP profitable in FY10
• Eight consecutive quarters of non-GAAP profitability (10 of last 11 quarters)
October 2010 | Page * | © Lantronix 2010 - Confidential

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
7.2
7.2
7.3
7.4
8.2
9.2
9.2
9.1
9.1
9.4
9.3
10.1
4.3
5.9
6.9
5.7
7.4
7.9
7.6
7.3
7.2
7.1
7.4
7.1
FQ108
FQ208
FQ308
FQ408
FQ109
FQ209
FQ309
FQ409
FQ110
FQ210
FQ310
FQ410

Cash & Working Capital
$ in Millions
• Stable cash and working capital
• FQ410 cash increased by $800K
Cash
Working Capital
October 2010 | Page * | © Lantronix 2010 - Confidential

• Growing market
• Focus on medical device connectivity will accelerate
 growth
• Recently released products beginning to contribute to
 revenue
• Strong order rates across verticals, geographies,
 product lines
• Eight consecutive quarters of “cash earnings”
• Strong balance sheet
Summary
October 2010 | Page * | © Lantronix 2010 - Confidential

INDUSTRY LEADER IN SECURE
COMMUNICATIONS SOLUTIONS
THANK YOU